UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2006

GUITAR CENTER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22207	95-4600862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5795 Lindero Canyon Road Westlake Village, California	91362
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 735-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry Into A Material Definitive Agreement

Adoption of 2006 Long Term Incentive Plan

On June 21, 2006, the Compensation Committee of our Board of Directors (the “Committee”) approved the Guitar Center, Inc. 2006 Long Term Incentive Plan (the “2006 LTIP”). The terms and conditions of the 2006 LTIP are substantially similar to the terms and conditions of the Guitar Center, Inc. 2005 Long Term Incentive Plan (the “2005 LTIP”).

Any officer or other employee of Guitar Center or its subsidiaries that is hired prior to the end of the performance period set forth in the 2006 LTIP is eligible to participate in the 2006 LTIP. It is currently expected that the participants will consist only of executives at the level of executive vice president or above that are not participants in the 2005 LTIP, initially two persons, neither of whom was an employee of Guitar Center or any of its subsidiaries at the time the 2005 LTIP was established. The performance period under the 2006 LTIP began on April 1, 2006 and ends on December 31, 2007. The 2006 LTIP is designed to qualify under Section 162(m) of the Internal Revenue Code as a performance-based compensation plan.

As with the 2005 LTIP, awards under the 2006 LTIP will be made under the 2004 Guitar Center, Inc. Incentive Stock Award Plan (the “2004 Plan”), as amended from time to time, or any successor plan. On April 29, 2006, we granted options to acquire an aggregate of 11,000 shares of common stock to participants of the 2006 LTIP, including grants of 6,000 to Joel Miller and 5,000 to Steve Zapf. The target number of performance shares potentially issuable under the 2006 LTIP is expected to be 21,382, with the actual number of shares ultimately issuable to be between zero and twice such amount, depending on actual performance. The target number of performance shares potentially issuable are 10,691 to Joel Miller and 10,691 to Steve Zapf (subject in each case to adjustment based on actual performance).

The description of the 2006 LTIP provided above is qualified in its entirety by reference to the full text of the LTIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the 2005 LTIP was included in a Form 8-K filed by the Company with the Securities and Exchange Commission on August 3, 2005. In addition, the full text of the 2004 Plan has previously been filed with the Securities and Exchange Commission as Annex A to the Definitive 2004 Proxy Statement and Annex A to the Definitive 2005 Proxy Statement.

Item 9.01.                  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
10.1	Guitar Center, Inc. 2006 Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER, INC.

Date: June 27, 2006
	By:	/s/ Leland P. Smith
Leland P. Smith, Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Guitar Center, Inc. 2006 Long Term Incentive Plan.